UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report
     (Date of Earliest Event Reported):                  Commission File Number:
              December 8, 2007                                 0-17449


                               PROCYON CORPORATION
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Colorado                                               59-3280822
          --------                                               ----------
  (State of incorporation)                                   (I.R.S. Employer
                                                          Identification Number)


                                1300 S. HIGHLAND
                              CLEARWATER, FL 33756
                                  727-447-2998
           -----------------------------------------------------------
          (Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On December 13, 2007, Procyon Corporation (the "Company") issued a press release announcing that the Company's board had recently approved a plan to repurchase certain common stock. A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

     (d) Exhibits.

         Exhibit No.       Description
         -----------       -----------

            99.1           Press release dated December 13, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Procyon Corporation


         Date: December 13, 2007            By: /s/ Regina W. Anderson
                                                -------------------------------
                                                    Regina W. Anderson,
                                                    Chief Executive Officer